                                                                    EXHIBIT 10.6
FINANCIAL                                       FINANCIAL GUARANTY
SECURITY                                        INSURANCE POLICY
ASSURANCE

OBLIGOR: AmeriCredit Automobile Receivables Trust 2006-A-F   Policy No.: 51749-N

OBLIGATIONS: As described in Endorsement No. 1 hereto        Date of Issuance:
                                                                   July 20, 2006

     FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment by the Obligor of Scheduled Payments of principal of, and interest on, the Obligations.

     For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees:

          (a) payment of the amount of any distribution of principal of, or interest on, the Obligations made during the Term Of This Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law (such payment to be made by Financial Security in accordance with Endorsement No. 1 hereto).

          (b) payment of any amount required to be paid under this Policy by Financial Security following Financial Security's receipt of notice as described in Endorsement No. 1 hereto.

     Financial Security shall be subrogated to the rights of each Holder to receive payments under the Obligations to the extent of any payment by Financial Security hereunder.

     Except to the extent expressly modified by an endorsement hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Obligation as indicated on the registration books maintained by or on behalf of the Obligor for such purpose or, if the Obligation is in bearer form, the holder of the Obligation. "Scheduled Payments" means payments which are scheduled to be made during the Term Of This Policy in accordance with the original terms of the Obligations when issued and without regard to any amendment or modification of such Obligations thereafter; payments which become due on an accelerated basis as a result of (a) a default by the Obligor, (b) an election by the Obligor to pay principal on an accelerated basis or (c) any other cause, shall not constitute "Scheduled Payments" unless Financial Security shall elect, in its sole discretion, to pay such principal due upon such acceleration to get any accrued interest to the date of acceleration. "Term Of This Policy" shall have the meaning set forth in Endorsement No. 1 hereto.

     This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto, or by the merger, consolidation or dissolution of the Obligor. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever, including payment, or provision being made for payment, of the Obligations prior to maturity. This Policy may not be canceled or revoked during the Term Of This Policy. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                        FINANCIAL SECURITY ASSURANCE INC.


                                        By: /s/ [Authorized Officer]
                                            ------------------------------------
                                            Authorized Officer

A subsidiary of Financial Security Assurance Holdings Ltd.
31 West 52nd Street, New York, N.Y. 10019                         (212) 826-0100
Form 100NY (5/89)

                              ENDORSEMENT NO. 1 TO
                       FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY                                           31 West 52nd Street
ASSURANCE INC.                                         New York, New York  10019

OBLIGOR:            AmeriCredit Automobile Receivables Trust 2006-A-F

OBLIGATIONS:        $204,000,000 Class A-1  5.5048% Asset Backed Notes,
                    Series 2006-A-F
                    $394,000,000 Class A-2  5.61% Asset Backed Notes,
                    Series 2006-A-F
                    $412,000,000  Class A-3  5.56% Asset Backed Notes,
                    Series 2006-A-F
                    $340,000,000  Class A-4  5.64% Asset Backed Notes,
                    Series 2006-A-F

Policy No.:         51749-N

Date of Issuance:   July 20, 2006

     1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Indenture or the Sale and Servicing Agreement unless otherwise specified.

     "Business Day" means any day other than a Saturday, Sunday, legal holiday or other day on which commercial banking institutions in Wilmington, Delaware, Fort Worth, Texas, New York City, New York, Minneapolis, Minnesota or any other location of any successor Servicer, successor Owner Trustee or successor Trust Collateral Agent are authorized or obligated by law, executive order or governmental decree to be closed.

     "Financial Security" means Financial Security Assurance Inc., a New York stock insurance company.

     "Holder" shall have the meaning set forth in the Indenture; provided, however that "Holder" shall not include the Obligor or any affiliates or successors thereof in the event the Obligor, or any such affiliate or successor, is a registered or beneficial owner of the Obligations.

     "Indenture" means the Indenture, dated as of July 12, 2006, between the Obligor and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent, as amended from time to time with the consent of Financial Security.

     "Indenture Trustee" means Wells Fargo Bank, National Association, in its capacity as Trustee under the Indenture and any successor in such capacity.

     "Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

Policy No.: 51749-N                              Date of Issuance: July 20, 2006

     "Receipt" and "Received" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Trust Collateral Agent is not in proper form or is not properly completed, executed or delivered, or contains any misstatement, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trust Collateral Agent and the Trust Collateral Agent may submit an amended notice.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of July 12, 2006 among the Obligor, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Trust, as Seller and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "Scheduled Payments" means, as to each Insured Distribution Date, payments which are required to be made to Holders in accordance with the original terms of the Obligations when issued and without regard to any subsequent amendment or modification of the Obligations or of the Indenture except amendments or modifications to which Financial Security has given its prior written consent, which payments are (i) the Noteholders' Interest Distributable Amount with respect to the related Distribution Date, (ii) the Noteholders' Remaining Parity Deficit Amount with respect to the related Distribution Date and (iii) with respect to the Final Scheduled Distribution Date for any class of Obligations, the outstanding principal amount of such class on such Final Scheduled Distribution Date, after taking into account reductions on such date of such outstanding principal amount from all sources other than this Policy. Scheduled Payments do not include payments which become due on an accelerated basis as a result of (a) a default by the Obligor, (b) an election by the Obligor to pay principal on an accelerated basis, (c) the occurrence of an Event of Default under the Indenture or (d) any other cause, unless Financial Security elects, in its sole discretion, to pay in whole or in part such principal due upon acceleration, together with any accrued interest to the date of acceleration. In the event Financial Security does not so elect, this Policy will continue to guarantee payment on the Obligations in accordance with their original terms. Scheduled Payments shall not include (x) any portion of a Noteholders' Interest Distributable Amount or of a Noteholders' Interest Carryover Amount due to Holders because the appropriate notice and certificate for payment in proper form as required by paragraph 2 hereof was not timely Received by Financial Security or (y) any portion of a Noteholders' Interest Distributable Amount due to Holders representing interest on any Noteholders' Interest Carryover Amount accrued from and including the date of payment of the amount of such Noteholders' Interest Carryover Amount or (z) any portion of the principal distribution payable to Noteholders on the Mandatory Redemption Date, from amounts remaining on deposit in the Pre-funding Account, unless in each case, Financial Security elects, in its sole discretion, to pay such amount in whole or in part, pursuant hereto. Scheduled Payments shall not include any amounts due in respect of the Obligations attributable to any increase in interest rate, penalty or other sum payable by the Obligor by reason of any default or event of default in respect of the Obligations, or

Policy No.: 51749-N                              Date of Issuance: July 20, 2006

by reason of any deterioration of the credit worthiness of the Obligor, nor shall Scheduled Payments include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge with respect to any Holder imposed by any governmental authority due in connection with the payment of any Scheduled Payment to a Holder.

     "Term Of This Policy" means the period from and including the Date of Issuance to and including the date on which (i) all Scheduled Payments have been paid or deemed to be paid within the meaning of Section 4.1 of the Indenture;
(ii) any period during which any Scheduled Payment could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law shall have expired and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

     "Trust Collateral Agent" means Wells Fargo Bank, National Association, in its capacity as Trust Collateral Agent under the Indenture, acting as agent for the Indenture Trustee in accordance with the terms of the Indenture, and any successor in such capacity.

     2. Notices and Conditions to Payment in Respect of Scheduled Payments. Following Receipt by Financial Security of a notice and certificate from the Trust Collateral Agent in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Scheduled Payments on the Obligations out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the third Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the date on which such payment is due on the Obligations. Payments due hereunder in respect of Scheduled Payments will be disbursed to the Trust Collateral Agent by wire transfer of immediately available funds.

     Financial Security shall be entitled to pay any amount hereunder in respect of Scheduled Payments on the Obligations, including any amount due on the Obligations on an accelerated basis, whether or not any notice and certificate shall have been Received by Financial Security as provided above; provided, however, that by acceptance of this Policy the Trust Collateral Agent agrees to provide to Financial Security, upon Financial Security's request to the Trust Collateral Agent, a notice and certificate in respect of any such payments made by Financial Security. Financial Security shall be entitled to pay hereunder any amount that becomes due on the Obligations on an accelerated basis at any time or from time to time after such amount becomes due, in whole or in part, prior to the scheduled date of payment thereof; Scheduled Payments insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from and after the date of such payment of principal. Financial Security's obligations hereunder in respect of Scheduled Payments shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trust Collateral Agent.

Policy No.: 51749-N                              Date of Issuance: July 20, 2006

     3. Notices and Conditions to Payment in Respect of Scheduled Payments Avoided as Preference Payments. If any Scheduled Payment is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trust Collateral Agent of
(A) a certified copy of the order (the "Order") of the court or other governmental body that exercised jurisdiction to the effect that the Holder is required to return Scheduled Payments made with respect to the Obligations during the Term Of This Policy because such payments were avoidable as preference payments under applicable bankruptcy law, (B) a certificate of the Holder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Holder, in such form as is reasonably required by Financial Security, and provided to the Holder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Obligations against the estate of the Obligor or otherwise with respect to such preference payment or
(ii) the date of Receipt by Financial Security from the Trust Collateral Agent of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trust Collateral Agent that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trust Collateral Agent or any Holder directly (unless a Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trust Collateral Agent for distribution to such Holder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 6.2 of the Sale and Servicing Agreement.

     4. Governing Law. This Policy shall be construed in accordance with, and this Policy and all matters arising out of or relating in any way to this Policy shall be governed by, the law of the state of New York.

     5. Fiscal Agent. At any time during the Term Of This Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trust Collateral Agent at the notice address specified in the Indenture specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trust Collateral Agent, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both, and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

Policy No.: 51749-N                              Date of Issuance: July 20, 2006

     6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy. Nothing in this paragraph shall be construed to limit or otherwise impair Financial Security's right to pursue recovery or claims (based on contractual rights, securities law violations, fraud or other causes of action) against any person or entity, or, except as provided in paragraph 3 of this Endorsement, to require payment by Financial Security of any amounts that have been previously paid or that are not otherwise due in accordance with the express provisions of this Policy or the Obligations. Nothing in this Policy shall be construed to require payment to the extent any force majeure event or governmental act prevents Financial Security from performing its obligations under this Policy or such performance is otherwise rendered impossible, in which event Financial Security agrees to (i) use commercially reasonable efforts to perform its obligations under this Policy notwithstanding such force majeure event, governmental act or impossibility of performance and (ii) perform its obligations under this Policy promptly following cessation of such force majeure event, governmental act or impossibility of performance.

     7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

        Financial Security Assurance Inc.
        31 West 52nd Street
        New York, NY 10019
        Attention: Managing Director - Transaction Oversight Department
        Re: Policy No. 51749-N
            AmeriCredit Automobile Receivables Trust 2006-A-F
        Telecopy No.: (212) 339-3518
        Confirmation: (212) 826-0100

     Financial Security may specify a different address or addresses by writing mailed or delivered to the Trust Collateral Agent.

     8. Priorities. In the event that any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

     9. Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event that Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association,

Policy No.: 51749-N                              Date of Issuance: July 20, 2006

established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     10. Surrender of Policy. The Trust Collateral Agent shall surrender this Policy to Financial Security for cancellation upon expiration of the Term Of This Policy.

     IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                                        FINANCIAL SECURITY ASSURANCE INC.


                                        By /s/ [Authorized Officer]
                                           -------------------------------------
                                           Authorized Officer

                                                                       EXHIBIT A
                                                            To Endorsement No. 1

                         NOTICE OF CLAIM AND CERTIFICATE

                     (Letterhead of Trust Collateral Agent)

Financial Security Assurance Inc.
31 West 52nd Street
New York, NY 10019

     Re: AmeriCredit Automobile Receivables Trust 2006-A-F

     The undersigned, a duly authorized officer of Wells Fargo Bank, National Association (the "Trust Collateral Agent"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 51749-N dated July 20, 2006, (the "Policy") issued by Financial Security in respect of the $204,000,000 Class A-1 5.5048% Asset Backed Notes, $394,000,000 Class A-2 5.61% Asset Backed Notes, $412,000,000 Class A-3 5.56% Asset Backed Notes and $340,000,000 Class A-4 5.64% Asset Backed Notes of the above-referenced Trust (the "Obligations"), that:

     (i) The Trust Collateral Agent is the Trust Collateral Agent for the Holders under the Indenture.

     (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Note Distribution Account and available for distribution to the Holders pursuant to the Indenture will be $_________ (the "Shortfall") less than the aggregate amount of Scheduled Payments due on ___________________.

     (iii) The Trust Collateral Agent is making a claim under the Policy for the Shortfall to be applied to the payment of Scheduled Payments.

     (iv) The Trust Collateral Agent agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Scheduled Payments on the Obligations when due;
(b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trust Collateral Agent and (d) maintain an accurate record of such payments with respect to each Obligation and the corresponding claim on the Policy and proceeds thereof, and, if the Obligation is required to be surrendered or presented for such payment, shall stamp on each such Obligation the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Obligation to Financial Security.

     (v) The Trust Collateral Agent, on behalf of the Holders, hereby assigns to Financial Security (a) the rights of the Holders with respect to the Obligations to the extent of any payments under the Policy and (b) any claims of amounts due to the

Holders in respect of securities law, fraud or other claims arising out of or relating to the offer and sale of the Obligations. The foregoing assignments are in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. Payments to Financial Security in respect of the foregoing assignments shall in all cases be subject to and subordinate to the rights of the Holders to receive all Scheduled Payments in respect of the Obligations. The Trust Collateral Agent shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

     (vi) The Trust Collateral Agent, on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trust Collateral Agent and each such Holder in any legal proceeding with respect to the Obligations. The Trust Collateral Agent hereby agrees that, so long as an Insurer Default (as defined in the Indenture) shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Obligor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Obligations (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trust Collateral Agent hereby agrees that Financial Security shall be subrogated to, and the Trust Collateral Agent on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trust Collateral Agent and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

     (vii) Payment should be made by wire transfer directed to [SPECIFY
ACCOUNT].

     Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

     IN WITNESS WHEREOF, the Trust Collateral Agent has executed and delivered this Notice of Claim and Certificate as of the __th day of __________, 20__.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Trust Collateral Agent


                                        By
                                           -------------------------------------
                                        Title
                                              ----------------------------------

For Financial Security or Fiscal Agent Use Only

Wire transfer sent on ____________ By ___________________________
Confirmation Number  _____________________